                       Securities and Exchange Commission
                          Washington, DC 20549
                                   Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: August 10, 1998
                    Capita Equipment Receivables Trust 1996-1

       A New York              Commission File              I.R.S. Employer
       Corporation              NO. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
                     44 Whippany Road, Morristown, NJ 07962
                         Telephone Number (973) 397-3000

ITEM 5. OTHER EVENTS

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:      AUGUST 10, 1998      PAYMENT DATE:    AUGUST 17, 1998
COLLECTION PERIOD:         JULY 31, 1998

   I. INFORMATION REGARDING THE CONTRACTS

       1.  CONTRACT POOL PRINCIPAL BALANCE
           a.    Beginning of Collection Period                            $1,130,983,133.41
           b.    End of Collection Period                                  $1,065,550,887.70
           c.    Reduction for Collection Period                           $   65,432,245.70
       2.  DELINQUENT SCHEDULED PAYMENTS
           a.    Beginning of Collection Period                            $   26,917,278.75
           b.    End of Collection Period                                  $   25,050,517.53
       3.  LIQUIDATED CONTRACTS
           a.    Number of Liquidated Contracts
                 with respect to Collection Period                                       507
                                                                                         ---
           b.    Required Payoff Amounts of Liquidated Contracts           $    5,571,916.38
           c.    Total Reserve for Liquidation Expenses                    $               -
           d.    Total Liquidation Proceeds Received(1)                    $    2,316,941.45
           e.    Liquidation Proceeds Allocated to Owner Trust             $    1,758,819.03
           f.    Liquidation Proceeds Allocated to Depositor               $      558,122.42
           g.    Current Realized Losses                                   $    3,813,097.35
       4.  PREPAID CONTACTS
           a.    Number of Prepaid Contracts with respect
                 to Collection Period                                                  1,783
                                                                                       -----
           b.    Required Payoff Amounts of Prepaid Contracts              $    6,579,084.90
       5.  PURCHASED CONTRACTS (BY TCC)
           a.    Number of Contracts Purchased by TCC with                                 0
                 respect to Collection Period                                              -
           b.    Required Payoff Amounts of Purchased Contracts            $               -



6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                       ---------------------------------------------------------------------------------------------
                                                                                                % OF AGGREGATE
                                 NUMBER OF             % OF          AGGREGATE REQUIRED         REQUIRED PAYOFF
                                 CONTRACTS          CONTRACTS          PAYOFF AMOUNTS               AMOUNTS
                       ---------------------------------------------------------------------------------------------
a.    Current                     117,723             91.84%           1,009,310,500.12              92.55%
b.    31-60 days                    5,144              4.01%              44,079,455.91               4.04%
c.    61-90 days                    2,234              1.74%              15,514,541.88               1.42%
d.    91-120 days                   1,304              1.02%               8,911,427.31               0.82%
e.    120+ days                     1,782              1.39%              12,785,480.01               1.17%
f.    Total                       128,187            100.00%           1,090,601,405.23             100.00%

7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

-----------------------------------------------------------------------------------------------------------------------
                                % OF                    % OF                   % OF                    % OF
                             AGGREGATE               AGGREGATE               AGGREGATE               AGGREGATE
                          REQUIRED PAYOFF         REQUIRED PAYOFF         REQUIRED PAYOFF         REQUIRED PAYOFF
                              AMOUNTS                 AMOUNTS                 AMOUNTS                 AMOUNTS
       COLLECTION
          PERIODS       31-60 DAYS PAST DUE     61-90 DAYS PAST DUE    91-120 DAYS PAST DUE     120+ DAYS PAST DUE
-----------------------------------------------------------------------------------------------------------------------
       7/31/98                 4.04%                   1.42%                   0.82%                   1.17%
       6/30/98                 3.90%                   1.37%                   0.77%                   1.41%
       5/31/98                 4.46%                   1.51%                   0.80%                   1.41%
       4/30/98                 4.47%                   1.54%                   0.98%                   1.25%
       3/31/98                 3.85%                   1.61%                   0.98%                   1.12%
       2/28/98                 6.83%                   2.00%                   0.79%                   1.09%
       1/31/98                 4.39%                   1.21%                   0.65%                   0.94%
      12/31/97                 3.50%                   1.25%                   0.54%                   0.85%
      11/30/97                 2.78%                   0.42%                   0.24%                   0.16%
      10/31/97                 3.64%                   1.07%                   0.45%                   0.73%
       9/30/97                 3.21%                   0.95%                   0.48%                   0.82%
       8/31/97                 3.58%                   0.95%                   0.50%                   0.80%
       7/31/97                 3.11%                   0.90%                   0.53%                   0.78%
       6/30/97                 3.53%                   0.90%                   0.57%                   0.69%
       5/31/97                 3.06%                   0.99%                   0.58%                   0.63%
       4/30/97                 2.99%                   1.08%                   0.47%                   0.64%
       3/31/97                 3.73%                   0.96%                   0.46%                   0.61%
       2/28/97                 3.70%                   0.97%                   0.55%                   0.55%
       1/31/97                 3.27%                   0.97%                   0.49%                   0.40%
      12/31/96                 4.10%                   0.96%                   0.39%                   0.20%
      11/30/96                 3.49%                   0.83%                   0.34%                   0.00%
      10/31/96                 2.90%                   0.64%                   0.01%                   0.01%


8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                      ----------------------------------------------------------------------------------------
                                         COLLECTION         3 COLLECTION       6 COLLECTION PERIODS      CUMULATIVE SINCE
                                           PERIOD          PERIODS ENDING             ENDING               CUT-OFF DATE
                                          JULY-98             JULY-98                 JULY-98
                                      ----------------------------------------------------------------------------------------
a.    Number of Liquidated                  507                1,996                   4,102                  14,755
      Contracts
b.    Number of Liquidated                 0.181%              0.711%                 1.462%                  5.258%
      Contracts as a Percentage
      of Initial Contracts
c.    Required Payoff Amounts of         5,571,916           15,114,071             29,143,797              87,875,151
      Liquidated Contracts
d.    Liquidation Proceeds Allocated     1,758,819           4,475,805               8,247,150              17,375,519
      to Owner Trust
e.    Aggregate Current Realized         3,813,097           10,638,266             20,896,647              70,499,632
      Losses
f.    Aggregate Current Realized           0.120%              0.334%                 0.656%                  2.213%
      Losses as a Percentage of
      Cut-off Date Contract Pool
      Principal Balance

II. INFORMATION REGARDING THE SECURITIES


    1. SUMMARY OF BALANCE INFORMATION

      -----------------------------------------------------------------------------------------------------------------------------
                                         PRINCIPAL BALANCE AS OF    CLASS FACTOR AS OF   PRINCIPAL BALANCE AS   CLASS FACTOR AS OF
               CLASS          COUPON         AUGUST 17, 1998          AUGUST 17, 1998      OF JULY 15, 1998       JULY 15, 1998
                               RATE            PAYMENT DATE            PAYMENT DATE          PAYMENT DATE          PAYMENT DATE
      -----------------------------------------------------------------------------------------------------------------------------
a.    Class A-1 Notes        5.6000%                   $0.00              0.00000                     $0.00         0.00000
b.    Class A-2 Notes        5.9500%                   $0.00              0.00000                     $0.00         0.00000
c.    Class A-3 Notes        6.1100%         $416,222,076.23              0.63160           $483,521,083.17         0.73372
d.    Class A-4 Notes        6.2800%         $400,220,000.00              1.00000           $400,220,000.00         1.00000
e.    Class B Notes          6.5700%         $178,500,000.00              1.00000           $178,500,000.00         1.00000
f.    Equity Certificates    6.7500%          $95,659,329.00              0.75021           $ 95,659,329.00         0.75021
g.    Total                    N.A.        $1,090,601,405.23              0.34239         $1,157,900,412.17         0.36352


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,090,601,405.23 and the CCA Balance is $110,294,588.54.

       2.  MONTHLY PRINCIPAL AMOUNT

           a.    Principal Balance of Notes and
                 Equity Certificates
                 (End of Prior Collection Period)                                  $1,157,900,412.17
           b.    Contract Pool Principal Balance (End of Collection Period)        $1,065,550,887.70
           c.    Monthly Principal Amount                                          $   92,349,524.47
       3.  GROSS COLLECTIONS
           a.    Scheduled Payments Received                                       $   64,070,575.62
           b.    Liquidation Proceeds Allocated to Owner Trust                     $    1,758,819.03
           c.    Required Payoff Amounts of Prepaid Contracts                      $    6,579,084.90
           d.    Required Payoff Amounts of Purchased Contracts                    $               -
           e.    Proceeds of Clean-up Call                                         $               -
           f.    Investment Earnings on Collection                                 $      233,173.24
                 Account and Note Distribution Account
           g.    Extension Fees Allocated to Owner Trust                           $        5,951.37
           h.    Total Gross Collections (sum of (a) through (g))                  $   72,647,604.16
       4.  DETERMINATION OF AVAILABLE FUNDS
           a.    Total Gross Collections                                           $   72,647,604.16
           b.    Withdrawal from Cash Collateral Account                           $    1,901,294.28
           c.    Total Available Funds                                             $   74,548,898.44

5.  APPLICATION OF AVAILABLE FUNDS

-------------------------------------------------------------------------------------------------------
                      ITEM                   AMOUNT                           REMAINING AVAILABLE FUNDS
-------------------------------------------------------------------------------------------------------
a.    Total Available Funds                                                              74,548,898.44
b.    Servicing Fee                                1,178,107.43                          73,370,791.01
c.    Interest on Notes:
      i)          Class A-1 Notes                          0.00                          73,370,791.01
      ii)         Class A-2 Notes                          0.00                          73,370,791.01
      iii)        Class A-3 Notes                  2,461,928.18                          70,908,862.83
      iv)         Class A-4 Notes                  2,094,484.67                          68,814,378.16
      v)          Class B Notes                      977,287.50                          67,837,090.66
d.    Interest on Equity                             538,083.73                          67,299,006.94
      Certificates
e.    Principal of Notes and
      Equity Certificates:
      i)         Class A-1 Notes                           0.00                          67,299,006.94
      ii)        Class A-2 Notes                           0.00                          67,299,006.94
      iii)       Class A-3 Notes                  67,299,006.94                                   0.00
      iv)        Class A-4 Notes                           0.00                                   0.00
      v)         Class B Notes                             0.00                                   0.00
      vi)        Equity Certificates                       0.00                                   0.00
f.    Deposit to Cash                                      0.00                                   0.00
      Collateral Account
g.    Amount to be applied in                              0.00                                   0.00
      accordance with CCA
      Loan Agreement
h.    Balance, if any, to Equity                           0.00                                   0.00
      Certificates

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT
       1.  BALANCE RECONCILIATION

           -------------------------------------------------------------------------------------------------
                                                                                 AUGUST 17, 1998
                                 ITEM                                             PAYMENT DATE
           -------------------------------------------------------------------------------------------------
           a.    Available Cash Collateral Amount (Beginning)                    117,395,929.44
           b.    Deposits to Cash Collateral Account                                       0.00
           c.    Withdrawals from Cash Collateral Account                          1,901,294.28
           d.    Releases of Cash Collateral Account Surplus                       5,200,046.61
                 (Excess, if any of (a) plus (b) minus (c) over (f))
           e.    Available Cash Collateral Amount (End)                          110,294,588.54
                 (Sum of (a) plus (b) minus (c) minus (d))
           f.    Requisite Cash Collateral Amount                                110,294,588.54
           g.    Cash Collateral Account Shortfall                                         0.00
                 (Excess, if any, of (f) over (e))
       2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
           a.    For Payment Dates from, and including, the
                 November 1996 Payment Date to,
                 and including, the October 1997 Payment Date
                 1) Initial Cash Collateral Amount                               207,040,000.00
           b.    For Payment Dates from, and including, the
                 November 1997 Payment Date until
                 the Final Payment Date, the sum of
                 1) 8% of the Contract Pool Principal Balance                     85,244,071.02
                 2) The Aggregate Principal Balance of the Notes                  25,050,517.53
                 and the Equity Certificate Balance less the
                 Contract Pool Principal Balance
                 3) Total ((1) plus (2))                                         110,294,588.54
           c.    Floor equal to the lesser of
                 1) 2% of Cut-Off Date Contract Pool Principal
                 Balance ($63,704,600); and                                       63,704,600.00
                 2) the Aggregate Principal Balance of the Notes
                 and the Equity Certificate Balance
           d.    Requisite Cash Collateral Amount                                110,294,588.54
       3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
           a.    Interest Shortfalls                                                       0.00
           b.    Principal Deficiency Amount                                       1,901,294.28
           c.    Principal Payable at Stated Maturity Date of
                 Class of Notes or Equity Certificates                                     0.00
           d.    Total Cash Collateral Account                                     1,901,294.28
                 Withdrawals

  IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES



-----------------------------------------------------------------------------------------------------
            DISTRIBUTION              CLASS A-1                  CLASS A-2            CLASS A-3
               AMOUNTS                  NOTES                      NOTES                NOTES
-----------------------------------------------------------------------------------------------------
1. Interest Due                         $    -                     $    -         $ 2,461,928.18
2. Interest Paid                        $    -                     $    -         $ 2,461,928.18
3. Interest Shortfall                   $    -                     $    -         $            -
((1) minus (2))
4. Principal Paid                       $    -                     $    -         $67,299,006.94
5. Total Distribution Amount            $    -                     $    -         $69,760,935.12
((2) plus (4))


--------------------------------------------------------------------------------------------------------------------
            DISTRIBUTION            CLASS A-4            CLASS B                EQUITY
               AMOUNTS                NOTES               NOTES               CERTIFICATES              TOTALS
--------------------------------------------------------------------------------------------------------------------
1. Interest Due                    $2,094,484.67        $977,287.50           $538,083.73           $ 6,071,784.07
2. Interest Paid                   $2,094,484.67        $977,287.50           $538,083.73           $ 6,071,784.07
3. Interest Shortfall              $           -        $         -           $         -           $            -
((1) minus (2))
4. Principal Paid                  $           -        $         -           $         -           $67,299,006.94
5. Total Distribution Amount       $2,094,484.67        $977,287.50           $538,083.73           $73,370,791.01
((2) plus (4))

V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS


--------------------------------------------------------------------------------------------------------------
                                                     AS OF END OF                       AS OF END OF
                      ITEM                             JULY-98                            JUNE-98
                                                  COLLECTION PERIOD                  COLLECTION PERIOD
--------------------------------------------------------------------------------------------------------------
1. ORIGINAL CONTRACT CHARACTERISTICS
   a.    Original Number of Contract                      280,634                              N.A.
   b.    Cut-Off Date Contract Pool                    3,185,229,329                           N.A.
         Principal Balance
   c.    Original Weighted Average                      38.6 months                            N.A.
         Remaining Term
   d.    Weighted Average                               56.1 months                            N.A.
         Original Term
2. CURRENT CONTRACT CHARACTERISTICS
   a.    Number of Contracts                              128,187                            134,617
   b.    Average Contract                                  8,312                              8,401
         Principal Balance
   c.    Weighted Average                                   27.2                               27.6
         Remaining Term

VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE


---------------------------------------------------------------------------
                                                     SINCE ISSUE
PERIOD                                                   CPR
---------------------------------------------------------------------------
  0                  Oct-96
  1                  Nov-96                            10.866%
  2                  Dec-96                             7.964%
  3                  Jan-97                             8.606%
  4                  Feb-97                             8.254%
  5                  Mar-97                             7.615%
  6                  Apr-97                             7.211%
  7                  May-97                             8.268%
  8                  Jun-97                             7.752%
  9                  Jul-97                             7.784%
 10                  Aug-97                             7.781%
 11                  Sep-97                             7.506%
 12                  Oct-97                             7.348%
 13                  Nov-97                             7.346%
 14                  Dec-97                             6.629%
 15                  Jan-98                             6.741%
 16                  Feb-98                             7.251%
 17                  Mar-98                             6.870%
 18                  Apr-98                             7.200%
 19                  May-98                             7.072%
 20                  Jun-98                             6.870%
 21                  Jul-98                             7.232%
 22                  Aug-98                             7.327%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on August 17, 1998.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                                 Glenn A. Votek
                                 --------------
                                 Glenn A. Votek
                          Executive Vice President and
                                    Treasurer